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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                _________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 3, 2002

                             MTC TECHNOLOGIES, INC.
             (exact name of registrant as specified in its charter)

Delaware                         333-87590                02-0593816
(State or other juris-           (Commission              (IRS Employer
diction of incorporation)        File Number)             Identification No.)

4032 Linden Avenue              Dayton, Ohio                   45432
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (937) 252-9199

Item 5. Other Events.

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     On July 3, 2002, MTC Technologies, Inc. issued a press release, a copy of which is attached as Exhibit 99 hereto.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MTC TECHNOLOGIES, INC.


Date: July 3, 2002                     By: /s/ Michael W. Solley
                                           President and Chief Executive Officer


                               INDEX TO EXHIBITS

Exhibit Number               Description of Exhibit

    99                       Press Release, dated July 3, 2002